VOTING AGREEMENT


                THIS VOTING AGREEMENT (this "AGREEMENT") is entered into as of November 18, 1997, among Raymond H. Losi ("RAY"), Raymond H. Losi, II ("JAY"), Raymond H. Losi, as Trustee of the 1989 Raymond H. Losi Revocable Trust under Declaration of Trust dated January 23, 1989 (the "RAY TRUST"), Losi Enterprises Limited Partnership, a California limited partnership ("ENTERPRISES"), Raymond
H. Losi, II and Kathy Losi, as Co-Trustees of the Jay and Kathy Losi Revocable Trust dated January 1, 1989 (the "JAY TRUST"), EML Enterprises, L.P., a California limited partnership ("EML"), Eileen Losi, as Trustee of the Eileen Losi Revocable Trust under Declaration of Trust dated October 13, 1993 (the "EILEEN TRUST"), Barbara Losi, as Trustee of the 1989 Barbara Losi Revocable Trust under Declaration of Trust dated January 31, 1989 (the "BARBARA TRUST"), The BL 1995 Limited Partnership, a California limited partnership ("BL"), Raymond H. Losi, as Trustee of the Diane K. Losi Voting Trust (the "DIANE TRUST") and Remy Capital Partners IV, L.P., a Delaware limited partnership ("REMY"). Ray, Jay, the Ray Trust, Enterprises, the Jay Trust, EML, the Eileen Trust, the Barbara Trust, BL and the Diane Trust are sometimes collectively referred to herein as the "LOSI ENTITIES" and individually as a "LOSI ENTITY".

                               B A C K G R O U N D

                A. Pursuant to that certain Stock Purchase Agreement, dated as of the date hereof (the "PURCHASE AGREEMENT"), among Remy, The RHL Limited Partnership, a California limited partnership, EML and BL (collectively, the "SELLERS"), Remy has agreed to purchase from the Sellers One Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Seven (1,666,667) shares of Common Stock of Variflex, Inc., a Delaware corporation (the "COMPANY"), which shares represent approximately twenty-seven percent (27%) of the outstanding shares of Common Stock of the Company.

                B. As of the Effective Date (defined below), each Losi Entity owns the number of shares of Common Stock of the Company as set forth on EXHIBIT A attached hereto, and collectively, the Losi Entities own One Million Seven Hundred Ninety Thousand Seven Hundred Twenty-Nine (1,790,729) shares of Common Stock of the Company, which shares represent approximately twenty-nine percent (29%) of the outstanding shares of the Company.

                C. In order to induce Remy to purchase the shares of Common Stock from the Sellers under the Purchase Agreement, the parties hereto have agreed to enter into this Agreement upon the terms and conditions set forth below.

                                A G R E E M E N T

                In consideration of the mutual promises contained herein and intending to be legally bound, the parties agree as follows:

                I. ELECTION OF DIRECTORS. Each of the parties agrees to vote all of the Company's stock owned by it or which it has a right to vote (the "STOCK") and to take all such other action as may be necessary so that each of the following occurs and remains in effect from the first stockholders' meeting of the Company held after the date hereof throughout the term of this Agreement:

                (a) The Company's Board of Directors shall have no more than six
        (6) members.

                (b) Subject to subsections (c) and (d), two (2) of such directors shall be individuals selected by Remy, two (2) of such directors shall be individuals selected by a "majority vote" of the Losi Entities and two (2) of such directors shall be "independent directors" approved by each of the Losi Entities and by Remy.

                (c) If at any time during the term hereof either Remy, on the one hand, or the Losi Entities, collectively, on the other hand, owns more than thirty-three and one-third percent (33 1/3%) but less than or equal to sixty-six and two-thirds percent (66 2/3%) of the number of shares of Common Stock of the Company owned by it on the Effective Date (as defined below) (for purposes of this subsection only, such party shall be referred to as the "ONE-THIRD SELLING PARTY"), such One-Third Selling Party shall only be entitled to select one (1) director to the Company's Board of Directors such that the Board of Directors will consist of one (1) individual selected by the One-Third Selling Party (or by a "majority vote" of the One-Third Selling Party if the One-Third Selling Party is the Losi Entities), three (3) individuals selected by Remy or a "majority vote" of the Losi Entities (whichever is not the One-Third Selling Party) and two (2) individuals selected to be the "independent directors" approved by each of the Losi Entities and by Remy.

                (d) If at any time during the term hereof either Remy, on the one hand, or the Losi Entities, collectively, on the other hand, owns less than or equal to thirty-three and one-third percent (33 1/3%) of the number of shares of Common Stock of the Company owned by it on the Effective Date (as defined below) (for purposes of this subsection only, such party shall be referred to as the "TWO-THIRDS SELLING PARTY"), such Two-Thirds Selling Party shall not be entitled to select a director to the Company's Board of Directors such that the Board of Directors will consist of four (4) individuals selected by Remy or a "majority vote" of the Losi Entities (whichever is not the Two-Thirds Selling Party) and two (2) individuals selected to be the "independent directors" approved by each of the Losi Entities and by Remy.

        Each of the parties hereto agrees that it shall use its best efforts to reach an agreement as to the selection of the individuals who will serve as independent directors. Beginning in 1998, if, despite these best efforts, the parties cannot agree on the selection of both individuals who will serve as independent directors on or before July 31 in any year during the term of this Agreement, Remy shall submit a list to the Losi Entities of not less than five
(5) and not more than ten (10) individuals who constitute Remy's nominees for the position of independent director, from which list, the Losi Entities shall, by majority vote, be entitled to select one (1) individual to serve as an independent director. Similarly, the Losi Entities shall submit a list to Remy of the names of not less than five (5) and not more than ten (10) individuals who constitute the Losi Entities' nominees for the position of independent director, from which list, Remy shall be entitled to select one (1) individual to serve as an independent director. Beginning in 1998, if on or before July 31 in any year during the term of this Agreement, the parties hereto have agreed on the selection of one (1) individual to serve as an independent director (the "AGREED NOMINEE") and cannot agree on the selection of a second individual, then either Remy or the Losi Entities, collectively (whichever party originally nominated or suggested the Agreed Nominee), shall be entitled to select the second independent director from a list of not less than five (5) and not more than ten (10) individuals chosen by either Remy or the Losi Entities (whichever party did not originally nominate or suggest the Agreed Nominee). In the event that an individual selected under this paragraph to serve as an independent director declines to serve on the Company's Board of Directors, then the party who selected said individual from the list of nominees provided to it by the other party shall be entitled to select another individual from the same list of nominees.

        For purposes hereof, the term "independent directors" shall mean (i) such individuals who have not been employed by, or consulted with, any of the Losi Entities or Remy for the past five (5) years; and (ii) such individuals who will be considered independent for purposes of NASDAQ and/or the American Stock Exchange. The term "majority vote" shall mean a vote by the Losi Entities in which a majority of the number of shares of Common Stock owned by all of the Losi Entities are voted in favor of an individual or individuals to serve as a director of the Company's Board of Directors.

        Notwithstanding the foregoing, for purposes of paragraphs 1(c) and 1(d) above, the term "Remy" and the term "Losi Entities" shall be expanded to include any Permitted Transferees of either Remy or any of the Losi Entities who agree to be bound by the provisions hereof. For purposes of this Agreement, the term "Permitted Transferee" shall mean (i) a transferor's spouse and lineal descendants; (ii) a transferor's successors, personal representatives and heirs;
(iii) any trustee of any trust created primarily for the benefit of any or all of such spouse and lineal descendants (but that may include beneficiaries that are charities) or of any revocable trust created by a transferor; (iv) following the death of a transferor, all beneficiaries under any such trust; (v) the transferor, in the case of a transfer from any Permitted Transferee back to its transferor; (vi) any entity all of the equity of which is directly or indirectly owned by the transferor or any of the foregoing; and (vii) in the case of Remy, Remy's partners.

                2. STOCK SPLITS, STOCK DIVIDENDS, ETC. In the event of any stock split, stock dividend, recapitalization, reorganization, or the like, any securities issued with respect to the Stock shall become Stock for purposes of this Agreement.

                3. TERMINATION. This Agreement and the obligations of the parties hereunder shall become effective upon consummation of Remy's acquisition of shares under the Purchase Agreement (the "EFFECTIVE DATE") and shall terminate on the earlier to occur of December 31, 2007, or the date on which Remy transfers all of the Stock owned by it to its partners; provided, however, that in no event shall Remy transfer all of the Stock owned by it to its partners until the earlier to occur of: (a) five (5) years from the Effective Date; or (b) the date on which Remy ceases to exist as a partnership.

                4. RIGHT OF FIRST OFFER. Each of the Losi Entities and Remy agree that beginning with the Effective Date and continuing until termination:

                (a) If any of the Losi Entities (for purposes of this Section 4(a), the "OFFEROR") desires to sell or transfer any of its Stock to anyone other than a Permitted Transferee, the Offeror shall follow the procedures set forth below:

                (i) The Offeror shall deliver a written notice (a "FIRST OFFER NOTICE") to Remy, which notice shall set forth all material terms and conditions, including, but not limited to, the number of shares offered (the "OFFERED SHARES") and the purchase price on which the Offeror desires to sell the Offered Shares.

                (ii) During the fifteen (15) day period after a First Offer Notice is duly given (the "REMY OFFER PERIOD"), Remy shall have an option to purchase all of the Offered Shares on the terms contained in the First Offer Notice. If Remy exercises said option, Remy shall deliver a written notice to the Offeror indicating said exercise and the number of shares it desires to purchase (the "ACCEPTANCE"). Payment with respect to the Offered Shares so purchased shall be due within five (5) business days of delivery of the Acceptance.

                (iii) If Remy has not exercised its option to purchase all of the Offered Shares on the terms contained in the First Offer Notice by the end of the Remy Offer Period, the Offeror shall be free during the thirty (30) day period thereafter to dispose of the Offered Shares to any other Losi Entity or to any third party pursuant to terms and conditions no more favorable (including, but not limited to, price and payment terms) to the Offeror than as set forth in the First Offer Notice. If the Offeror has not disposed of all of the Offered Shares within this thirty (30) day period, the remaining Offered Shares will again be subject to this Section 4(a).

                (b) If Remy desires to sell or transfer any of its Stock to anyone other than a Permitted Transferee, Remy shall follow the procedures set forth below:

                (i) Remy shall deliver a First Offer Notice to each of the Losi Entities, which notice shall set forth all material terms and conditions, including, but not limited to, the Offered Shares and the purchase price on which Remy desires to sell the Offered Shares.

                (ii) During the fifteen (15) day period after a First Offer Notice is duly given (the "LOSI OFFER PERIOD"), each of the Losi Entities shall have an option to purchase at least that portion of the Offered Shares equal to a fraction, the numerator of which shall be the percentage interest in the Company then owned by such Losi Entity and the denominator of which shall be the total percentage interest in the Company then owned by all other Losi Entities (the "PERCENTAGE INTEREST"), or more than its Percentage Interest, if available, on the terms contained in the First Offer Notice. Each Losi Entity desiring to exercise such option shall deliver an Acceptance to Remy, which Acceptance shall indicate the number of shares such party desires to purchase. If each Losi Entity delivers an Acceptance to Remy indicating that it would like to purchase its Percentage Interest of the Offered Shares, then each Losi Entity shall be entitled to purchase Offered Shares based on its Percentage Interest. If one
(1), or more than one (1), Losi Entity desires to purchase more than its Percentage Interest of the Offered Shares and there are not a sufficient number of Offered Shares to satisfy all Acceptances, each Losi Entity that has delivered an Acceptance shall first be entitled to purchase Offered Shares based on its Percentage Interest, and the remainder of the Offered Shares shall be allocated among those Losi Entities desiring to purchase in excess of their Percentage Interest pro-rata in proportion to such Losi Entities' respective interests. If Remy does not receive Acceptances for all of the Offered Shares by the end of the Losi Offer Period, none of the Acceptances received shall be given effect and Remy shall be free to proceed under paragraph (iii), below. Payment with respect to the Offered Shares shall be due within five (5) business days of delivery of the Acceptance.

                (iii) If Remy does not receive Acceptances for all of the Offered Shares by the end of the Losi Offer Period, Remy shall be free during the thirty (30) day period thereafter to dispose of the Offered Shares to any third party pursuant to terms and conditions no more favorable (including, but not limited to, price and payment terms) to Remy than as set forth in the First Offer Notice. If Remy has not disposed of all of the Offered Shares within this thirty (30) day period, the remaining Offered Shares will again be subject to this Section 4(b).

                5. STOCK OWNERSHIP. Each of the Losi Entities represents and warrants to Buyer that as of the Effective Date, EXHIBIT A is a true and complete statement of the number of shares of Common Stock owned by it and that no other members of the Losi family, nor any entities owned or controlled by them, own any additional shares of Common Stock of the Company.

                6. AMENDMENTS; WAIVERS. Amendments, waivers, demands, consents and approvals under this Agreement must be in writing and designated as such. No failure or delay in exercising any right will be deemed a waiver of such right.

                7. INTEGRATION. This Agreement is the entire agreement between the parties pertaining to its subject matter, and supersedes all prior agreements and understandings of the parties in connection with such subject matter.

                8. INTERPRETATION; GOVERNING LAW. This Agreement is to be construed as a whole and in accordance with its fair meaning. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, without regard to conflicts of laws principles.

                9. HEADINGS. Headings of Sections and subsections are for convenience only and are not a part of this Agreement.

                10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which constitute one agreement.

                11. SUCCESSORS AND ASSIGNS. This Agreement is binding upon and inures to the benefit of each party and such party's respective heirs, personal representatives, successors and assigns. Nothing in this Agreement, express or implied, is intended to confer any rights or remedies upon any other person.

                12. EXPENSES. Each party will pay its own expenses in the negotiation, preparation and performance of this Agreement.

                13. REPRESENTATION BY COUNSEL; INTERPRETATION. Each party acknowledges that it has been represented by counsel in connection with this Agreement. Any rule of law, including, but not limited to, Section 1654 of the California Civil Code, or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it, has no application and is expressly waived.

                14. SEVERABILITY. The provisions of this Agreement are severable. The invalidity, in whole or in part, of any provision of this Agreement shall not affect the validity or enforceability of any other of its provisions. If one or more provisions hereof shall be so declared invalid or unenforceable, the remaining provisions shall remain in full force and effect and shall be construed in the broadest possible manner to effectuate the purposes hereof. The parties further agree to replace such void or unenforceable provisions of this Agreement with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

                15. SPECIFIC PERFORMANCE. In view of the uniqueness of the matters contemplated by this Agreement, the parties hereto would not have an adequate remedy at law for money damages if this Agreement is not being performed in accordance with its terms. The parties therefore agree that each party will be entitled to specific enforcement of the terms hereof in addition to any other remedy to which such party may be entitled.

                16. NOTICES. All notices, demands and requests required by this Agreement shall be in writing and shall be deemed to have been given for all purposes (i) upon personal delivery, (ii) one (1) business day after being sent, when sent by professional overnight courier service for next business day delivery from and to locations within the continental United States, (iii) five
(5) days after posting when sent by registered or certified mail, or (iv) on the date of receipt by the sending party of confirmation of the successful transmission of the facsimile, as printed by the facsimile machine, when sent by facsimile. Any party hereto may from time to time by notice in writing served upon the others as provided herein, designate a different mailing address or a different party to which such notices or demands are thereafter to be addressed or delivered.

                17. LEGENDS. A legend in substantially the following form (or containing substantially the same information as set forth in the following form) shall be inscribed on all the certificates representing shares of stock subject to this Agreement:

                "The shares represented by this certificate are subject to a Voting Agreement, dated as of November 18, 1997, among certain of the stockholders of the Company. The Company will furnish a copy of such Agreement to any person without charge upon written request to the Company at its principal office."

                Notwithstanding the foregoing, the parties hereto agree to cooperate with the Company in the removal of such restrictive legend if required pursuant to the terms of that certain Registration Rights Agreement of even date herewith between the Company and Remy.

                18. FURTHER ACTIONS. Subject to the terms and conditions of this Agreement, each of the parties agrees to use all commercially reasonable efforts to take, or cause to be taken, all action necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                19. ARBITRATION. (a) Any and all disputes of any nature (whether sounding in contract or in tort) arising out of or relating to this Agreement shall be initiated, maintained and determined exclusively by binding arbitration in the County of Los Angeles, State of California, pursuant to Section 19(c).
The parties agree irrevocably to submit themselves, in any suit to confirm the judgment or finding of such arbitrator, to the jurisdiction of the United States District Court for the Central District of California and the jurisdiction of any court of the State of California located in Los Angeles County and waive any and all objections to jurisdiction that they may have under the laws of the State of California or the United States.

                (b) In case of a dispute, any party may commence the arbitration by giving written notice to the other pursuant to Section 16. The Arbitrator will be a retired judge of the United States District Court for the Central District of California or of the Superior Court of the State of California in and for the County of Los Angeles. The arbitration proceeding will be conducted by means of a reference pursuant to California Code of Civil Procedure Section 638(1). Within ten (10) business days after receipt of the notice requesting arbitration, the parties shall attempt in good faith to agree upon the Arbitrator to whom the dispute will be referred and on a joint statement of contentions. Unless agreement as to an Arbitrator is theretofore reached, within ten (10) business days after receipt of the notice requesting arbitration, each party shall submit the names of three (3) retired judges who have served at least five (5) years as trial judges in the Superior Court of the State of California or in the United States District Court. Either party may then file a petition seeking the appointment by the presiding Judge of the Superior Court of one of the persons so named as "referee" in accordance with said Code of Civil Procedure 638(1), which petition shall recite in a clear and meaningful manner the factual basis of the controversy between the parties and the issues to be submitted to the referee for decision. Each party hereby consents to the jurisdiction of the Superior Court in and for the County of Los Angeles for such action and agrees that service of process will be deemed completed when a notice similarly sent would be deemed received under Section 16.

                (c) The hearing before the Arbitrator shall be held within thirty (30) days after the parties reach agreement as to the identity of the Arbitrator (or within thirty (30) days after the appointment by the court). Unless more extensive discovery is expressly permitted by the Arbitrator, each party shall have only the right to one document production request, shall serve but one set of interrogatories and shall only be entitled to depose those witnesses which the Arbitrator expressly permits, it being the parties' intention to minimize discovery procedures and to hold the hearing on an expedited basis. The Arbitrator shall establish the discovery schedule promptly following submission of the joint statement of intentions (or the filing of the answer to the petition), which schedule shall be strictly adhered to. All decisions of the Arbitrator shall be in writing and shall not be subject to appeal. The Arbitrator shall make all substantive rulings in accordance with California law and shall have authority equal to that of a Superior Court Judge to grant equitable relief in an action pending in Los Angeles Superior Court in which all parties have appeared. The Arbitrator shall use its best efforts to hear the dispute on consecutive days and to render a decision and award within thirty (30) days. Unless otherwise agreed to by the parties to the dispute being arbitrated, a court reporter shall be present at and record the proceedings of the hearing. All motions shall be heard at the time of the hearing. The Arbitrator shall determine which rules of evidence, and which procedural rules, shall apply. In the absence of a determination thereof by the Arbitrator, the rules of the American Arbitration Association, not inconsistent with this
Section 19, shall apply to the conduct of the proceeding.

                (d) The fees and costs of the Arbitrator shall be shared equally by all disputing parties. The Arbitrator shall award legal fees, disbursements and other expenses to the prevailing party or parties for such amounts as determined by the Arbitrator to be appropriate. Judgment upon the Arbitrator's award may be entered as if after trial in accordance with California law. Should a party fail to pay fees as required, the other party or parties may advance the same and shall be entitled to a judgment from the Arbitrator in the amount of such fees plus interest at the prime rate as determined by the Bank of America. Any award issued by the Arbitrator shall bear interest at the judgment rate in effect in the State of California from the date determined by the Arbitrator.

                IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                --------------------------------
                                RAYMOND H. LOSI

                                Address:        -------------------------
                                                -------------------------
                                                -------------------------
                                Facsimile:      -------------------------


                                --------------------------------
                                RAYMOND H. LOSI, II

                                Address:        c/o Variflex, Inc.
                                                5152 North Commerce Ave.
                                                Moorpark, California 93021
                                Facsimile:      (805) 523-7384



                                --------------------------------
                                RAYMOND H. LOSI, as Trustee of the
                                1989 Raymond H. Losi Revocable Trust
                                under Declaration of Trust dated
                                January 23, 1989

                                Address:        -------------------------
                                                -------------------------
                                                -------------------------
                                Facsimile:      -------------------------


                                --------------------------------
                                RAYMOND H. LOSI, as Trustee of the
                                Diane K. Losi Voting Trust

                                Address:        -------------------------
                                                -------------------------
                                                -------------------------
                                Facsimile:      -------------------------


                                LOSI ENTERPRISES LIMITED PARTNERSHIP,
                                a California limited partnership

                                By:  LOSI PROPERTIES, INC., a California
                                     corporation

                                Its: General Partner

                                By:
                                        -------------------------
                                        Name:
                                                -------------------------
                                        Title:
                                                -------------------------

                                Address:        -------------------------
                                                -------------------------
                                                -------------------------
                                Facsimile:      -------------------------


                                ---------------------------------
                                RAYMOND H. LOSI, II, as Co-Trustee
                                of the Jay and Kathy Losi Revocable Trust dated January 1, 1989


                                ---------------------------------
                                KATHY LOSI, as Co-Trustee of the Jay and Kathy Losi Revocable Trust dated January 1, 1989

                                Address:        -------------------------
                                                -------------------------
                                                -------------------------
                                Facsimile:      -------------------------

                                EML ENTERPRISES, L.P.,
                                a California limited partnership


                                By:
                                   -------------------------------
                                   RAYMOND H. LOSI, II, as Trustee
                                   of the DKL Trust

                                Its: General Partner


                                By:
                                   -------------------------------
                                   DIANE K. LOSI COLETTI, as Trustee
                                   of the RHL Trust

                                Its: General Partner

                                Address:        -------------------------
                                                -------------------------
                                                -------------------------
                                Facsimile:      -------------------------



                                --------------------------------
                                EILEEN LOSI, as Trustee of the Eileen Losi Revocable Trust under Declaration of Trust dated October 13, 1993

                                Address:        -------------------------
                                                -------------------------
                                                -------------------------
                                Facsimile:      -------------------------

                                --------------------------------
                                BARBARA LOSI, as Trustee of the 1989 Barbara Losi Revocable Trust under Declaration of Trust dated January 31, 1989

                                Address:        -------------------------
                                                -------------------------
                                                -------------------------
                                Facsimile:      -------------------------


                                THE BL 1995 LIMITED PARTNERSHIP,
                                a California limited partnership

                                By:  BL HOLDINGS, INC., a California
                                        corporation

                                Its: General Partner


                                By:
                                   -------------------------------
                                        Name: Barbara Losi
                                        Title:  President


                                By:
                                   -------------------------------
                                   LORI L. GRUNEWALD, f/k/a
                                   LORI L. SHORT

                                Its: General Partner


                                By:
                                   -------------------------------
                                   JODI A. BATCHELLER

                                Its: General Partner

                                Address:        -------------------------
                                                -------------------------
                                                -------------------------
                                Facsimile:      -------------------------

                                REMY CAPITAL PARTNERS IV, L.P.,
                                a Delaware limited partnership

                                By: REMY INVESTORS, LLC, a Delaware
                                limited liability company

                                Its: General Partner


                                By:
                                   -------------------------------
                                        Name:  Mark Siegel
                                        Title: Managing Member

                                Address:        1801 Century Park East
                                                Suite 1111
                                                Los Angeles, California  90067
                                                Facsimile:  (310) 843-0010

                                    EXHIBIT A

                                                         Number of Shares Owned
                LOSI ENTITY                            AS OF THE EFFECTIVE DATE


        Raymond H. Losi                                                       0

        Raymond H. Losi, II                                                   0

        Losi Enterprises Limited Partnership                            807,507

        The Jay and Kathy Losi Revocable Trust                          120,000

        EML Enterprises, L.P.                                           263,908

        The 1989 Raymond H. Losi Revocable Trust                        246,575

        The Eileen Losi Revocable Trust                                 120,000

        The 1989 Barbara Losi Revocable Trust                           106,438

        The BL 1995 Limited Partnership                                 100,000

        Diane K. Losi Voting Trust                                       26,301
                                                                      =========

                                                        TOTAL         1,790,729